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                                                                    EXHIBIT 99.2


             SALE AGREEMENT MASTER SECURITIZATION TERMS NUMBER 1000


         These Sale Agreement Master Securitization Terms Number 1000 ("Master Sale Terms") dated as of October 3, 1996 among SLM Funding Corporation ("Seller"), Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Interim Eligible Lender Trustee (the "Interim Eligible Lender Trustee") for the benefit of the Seller under the Interim Trust Agreement dated as of October 1, 1996 between Seller and the Interim Eligible Lender Trustee, Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Eligible Lender Trustee on behalf of SLM Student Loan Trust 1996-4( the "Eligible Lender Trustee"), and SLM Student Loan Trust 1996-4 (the "Purchaser"), shall be effective upon execution by the parties hereto. References to the Seller herein mean the Interim Eligible Lender Trustee, and references to the Purchaser mean the Eligible Lender Trustee, for all purposes involving the holding or transferring of legal title to the Trust Student Loans.

         WHEREAS, the Seller is the owner of certain student loans guaranteed under the Higher Education Act;

         WHEREAS, legal title to such loans is vested in the Interim Eligible Lender Trustee, as trustee for the benefit of the Seller as the sole beneficiary;

         WHEREAS, Seller may desire to sell its interest in such loans from time to time and Purchaser may desire to purchase such loans from Seller;

         WHEREAS, the Eligible Lender Trustee is willing to hold legal title to, and serve as eligible lender trustee with respect to, such loans for the benefit of the Purchaser;

         NOW, THEREFORE, in connection with the mutual promises contained herein, the parties hereto agree as follows:

SECTION 1.  TERMS

         These Master Sale Terms establish the terms under which Seller (and with respect to legal title, the Interim Eligible Lender Trustee for the benefit of Seller) may sell and Purchaser (and with respect to legal title, the Eligible Lender Trustee on behalf of the Purchaser) may purchase the Loans (and all obligations of the Borrowers thereunder) specified on each Sale Agreement (" Sale Agreement") as the parties may execute from time to time pursuant to these Master Sale Terms. Each such Sale Agreement shall be substantially in the form of Attachment A hereto, incorporating by reference the terms of these Master Sale Terms, and shall be a separate agreement among Seller, Purchaser, Eligible Lender Trustee on behalf of Purchaser, and the Interim Eligible
Lender Trustee for the benefit of Seller





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with respect to the Loans covered by the terms of such Sale Agreement for all purposes. If the terms of a Sale Agreement conflict with the terms of these Master Sale Terms, the terms of such Sale Agreement shall supersede and govern.

SECTION 2.  DEFINITIONS

         Capitalized terms used but not otherwise defined herein shall have the definitions set forth in Appendix A hereto.

         For purposes hereof:

         (A) "Account" means all of the Eligible Loans hereunder of one (1) Borrower that are of the same Loan type made under the identical subsection of the Higher Education Act and in the same status.

         (B) "Bill of Sale" means that document executed by an authorized officer of the Seller and the Interim Eligible Lender Trustee for the benefit of Seller which shall set forth the Loans offered by the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller and accepted for purchase by the Eligible Lender Trustee on behalf of the Purchaser and which shall sell, assign and convey to the Eligible Lender Trustee on behalf of the Purchaser and its assignees all right, title and interest of the Seller and of the Interim Eligible Lender Trustee for the benefit of the Seller in the Loans listed on the Bill of Sale and will certify that the representations and warranties made by the Seller pursuant to Section 5(A) of these Master Sale Terms are true and correct.

         (C)     "Borrower" means the obligor on a Loan.

         (D) "Consolidation Loan" means a Loan made pursuant to and in full compliance with Section 428C of the Higher Education Act.

         (E) "Cutoff Date" means with respect to the first sale hereunder, September 2, 1996, and, with respect to subsequent sales hereunder, a date agreed to by Seller and Purchaser to use in determining the Principal Balance and accrued interest to be capitalized for purposes of completing the Loan Transmittal Summary Form.

         (F) "Deferred Payment" means all amounts equal to amounts distributed to the Seller pursuant to Section 2.8 C(G) of the Administration Agreement (exclusive of the amount of any such distribution attributable to the reduction from time to time of the Specified Reserve Account Balance).





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         (G) "Delinquent" means the period any payment of principal or interest due on the Loan is overdue.

         (H) "Eligible Loan" means a Loan offered for sale by Seller under the Sale Agreement which as of the Cutoff Date is current or no more Delinquent than permitted under the Sale Agreement in payment of principal or interest and which meets the following criteria as of the effective date of the Bill of Sale:

                 (i) is a Stafford Loan, a Consolidation Loan, a PLUS Loan or SLS Loan;

                 (ii) is owned by Seller and is fully disbursed;

                 (iii) is guaranteed as to principal and interest by the applicable Guarantor to the maximum extent permitted by the Higher Education Act for such Loan;

                 (iv) bears interest at a stated rate of not less than the maximum rate permitted under the Higher Education Act for such Loan;

                 (v) is eligible for the payment of the quarterly special allowance at the full and undiminished rate established under the formula set forth in the Higher Education Act for such Loan;

                 (vi) if not yet in repayment status, is eligible for the payment of interest benefits by the Secretary or, if not so eligible, is a Loan for which interest either is billed quarterly to Borrower or deferred until commencement of the repayment period, in which case such accrued interest is subject to capitalization to the full extent permitted by the applicable Guarantor;

                 (vii) is supported by the following documentation:

                           (a)    for each Loan:

                                  1.       loan application, and any supplement
                                           thereto,

                                  2.       original promissory note and any
                                           addendum thereto or a certified copy
                                           thereof if more than one loan is
                                           represented by a single promissory
                                           note and all loans so represented
                                           are not being sold at the same time,

                                  3.       evidence of guarantee,





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                                  4.       any other document and/or record
                                           which Purchaser may be required to
                                           retain pursuant to the Higher
                                           Education Act; and

                          (b)     for each Loan only if applicable:

                                  1.       payment history (or similar
                                           document) including (i) an
                                           indication of the Principal Balance
                                           and the date through which interest
                                           has been paid, each as of the Cutoff
                                           Date and (ii) an accounting of the
                                           allocation of all payments by
                                           Borrower or on Borrower's behalf to
                                           principal and interest on the Loan,

                                  2. documentation which supports periods of current or past deferment or past forbearance,

                                  3.       a collection history, if the Loan
                                           was ever in a delinquent status,
                                           including detailed summaries of
                                           contacts and including the addresses
                                           or telephone numbers used in
                                           contacting or attempting to contact
                                           Borrower and any endorser and, if
                                           required by the Guarantor, copies of
                                           all letters and other correspondence
                                           relating to due diligence
                                           processing,

                                  4.       evidence of all requests for
                                           skip-tracing assistance and current
                                           address of Borrower, if located,

                                  5.       evidence of requests for pre-claims
                                           assistance, and evidence that the
                                           Borrower's school(s) have been
                                           notified,

                                  6. a record of any event resulting in a change to or confirmation of any data in the Loan file.

         (I) "Initial Payment" means the dollar amount specified in the applicable Sale Agreement.

         (J) "Loan" means the Note or Notes offered for sale pursuant to the Sale Agreement and related documentation together with any guaranties and other rights relating thereto including, without limitation, Interest Subsidy Payments and Special Allowance Payments.





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         (K)  "Loan Transmittal Summary Forms" means the forms provided to
         Seller by Purchaser and completed by Seller which list, by Borrower, the Loans subject to the Bill of Sale and the outstanding Principal Balance and accrued interest thereof as of the Cutoff Date.

         (L) "Note" means the promissory note of the Borrower and any amendment thereto evidencing the Borrower's obligation with regard to a student loan guaranteed under the Higher Education Act.

         (M) "PLUS Loan" means a Loan which was made pursuant to the PLUS Program established under Section 428B of the Higher Education Act(or predecessor provisions).

         (N) "Principal Balance" means the outstanding principal amount of the Loan, plus interest expected to be capitalized (if any), less amounts which may not be insured (such as late charges).

         (O) "Purchase Price" means the sum of the Initial Payment and Deferred Payment.

         (P) "Secretary" means the United States Secretary of Education or any successor.

         (Q) "SLS Loan" means a Loan which was made pursuant to the Supplemental Loans for Students Program established under Section 428A of the Higher Education Act(or predecessor provisions), including Loans referred to as ALAS Loans or Student PLUS Loans.

         (R) "Stafford Loans" means Subsidized Stafford Loans and Unsubsidized Stafford Loans.

         (S) "Subsidized Stafford Loan" means a Loan for which the interest rate is governed by Section 427A(a) or 427A(d) of the Higher Education Act.

         (T)  "Unsubsidized Stafford Loan" means a Loan made pursuant to
         Section 428H of the Higher Education Act.





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SECTION 3.  SALE/PURCHASE

         (A)     Consummation of Sale and Purchase

                 The sale and purchase of Eligible Loans pursuant to a Sale Agreement shall be consummated upon Purchaser's receipt from the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller of the Bill of Sale and the payment by Purchaser to Seller of the Initial Payment, and when consummated such sale and purchase shall be effective as of the date of the Bill of Sale. Seller and Purchaser shall use their best efforts to perform promptly their respective obligations pursuant to such Sale Agreement.

         (B)     Settlement of the Initial Payment

                 Purchaser on the date of the Bill of Sale shall pay Seller the Initial Payment by wire transfer in immediately available funds to the account specified by Seller.

         (C)     Interest Subsidy And Special Allowance Payments

                 On the date of the Bill of Sale, Seller shall be entitled to all Interest Subsidy Payments and Special Allowance Payments on the Loans subject to each Bill of Sale accruing up to but not including the date of the Bill of Sale. The Purchaser and the Eligible Lender Trustee for the benefit of Purchaser shall be entitled to all Special Allowance Payments and Interest Subsidy Payments accruing from the date of the Bill of Sale.

         (D)     Special Programs

                 In consideration of the sale of the Eligible Loans under these Master Sale Terms and each Sale Agreement, Purchaser agrees to cause the Servicer to offer borrowers of Trust Student Loans all special programs whether or not in existence as of the date of any Sale Agreement generally offered to the obligors of comparable loans owned by Sallie Mae subject to the terms and conditions of Section 3.12 of the Servicing Agreement.

         (E)     Deferred Payment

                 Receipt by the Seller of amounts distributed to the Seller pursuant to Section 2.8C(G) of the Administration Agreement (exclusive of the amount of any such distribution attributable to the reduction from time to time of the Specified Reserve Account Balance) shall constitute payment to the Seller of the Deferred Payment portion of the Purchase Price.





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SECTION 4.  CONDITIONS PRECEDENT TO SALE AND PURCHASE

         (A)     Activities Prior to the Sale

                 Following the execution of a Sale Agreement, Seller shall provide any assistance requested by Purchaser in determining that all required documentation on the Loans is present and correct.

         (B)     Continued Servicing

                 Seller shall service, or cause to be serviced, all Loans as required under the Higher Education Act until the date of the Bill of Sale.

         (C)     Bill of Sale/Loan Transmittal Summary Form

                 Seller shall deliver to Purchaser:

                 (i) a Bill of Sale executed by an authorized officer of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller, covering Loans offered by the Seller and accepted by Purchaser as set forth thereon, selling, assigning and conveying to the Eligible Lender Trustee for the benefit of the Purchaser and its assignees all right, title and interest of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller, including the insurance interest of the Interim Eligible Lender Trustee for the benefit of the Seller, in each of the Loans, and stating that the representations and warranties made by Seller in Section 5 of these Master Sale Terms are true and correct on and as of the date of the Bill of Sale; and

                 (ii) the Loan Transmittal Summary Form, attached to the Bill of Sale, identifying each of the Eligible Loans which is the subject of the Bill of Sale and setting forth the unpaid Principal Balance of each such Loan.

         (D)     Endorsement

                 The Seller shall provide a blanket endorsement transferring the entire interest of the Seller and the Interim Eligible Lender Trustee for the benefit of Seller in the Loans to the Eligible Lender Trustee for the benefit of the Purchaser with the form of endorsement provided for in the Sale Agreement.

                 At the direction of and in such form as Purchaser may designate, the Seller also agrees to individually endorse





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         any Eligible Loan as Purchaser may request from time to time.

         (E)     Officer's Certificate

                 Seller shall furnish to Purchaser, with each Bill of Sale provided in connection with each sale of Loans pursuant to these Master Sale Terms, an Officer's Certificate, dated as of the date of such Bill of Sale, in substantially the form of Attachment C.

         (F)     Loan Transfer Statement

                 Upon Purchaser's request, Seller shall deliver to Purchaser one (1) or more Loan Transfer Statements (Department Form OE 1074 or its equivalent) provided by Purchaser, executed by the Interim Eligible Lender Trustee for the benefit of the Seller and dated the date of the Bill of Sale. Seller agrees that Purchaser and the Eligible Lender Trustee may use the Bill of Sale, including the Loan Transmittal Summary Form attached to the Bill of Sale, in lieu of OE Form 1074, as official notification to the Guarantor of the assignment by the Interim Eligible Lender Trustee for the benefit of the Seller to the Eligible Lender Trustee for the benefit of the Purchaser of the Loans listed on the Bill of Sale:

         (G)     Power of Attorney

                 Seller and the Interim Eligible Lender Trustee hereby grant to the Eligible Lender Trustee on behalf of the Purchaser an irrevocable power of attorney, which power of attorney is coupled with an interest, to individually endorse or cause to be individually endorsed in the name of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller any Eligible Loan to evidence the transfer of such Eligible Loan to the Eligible Lender Trustee on behalf of the Purchaser and to transfer or to cause to be transferred physical possession of any Note from Sallie Mae or the Servicer to the Eligible Lender Trustee or the Indenture Trustee or any other custodian on behalf of either of them.

SECTION 5.  REPRESENTATIONS AND WARRANTIES OF SELLER AND ELIGIBLE LENDER
            TRUSTEE

         (A)     General

         Seller represents and warrants to Purchaser that with respect to a portfolio of Loans as of the date of each Sale Agreement and Bill of Sale;





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                 (i)   The Interim Eligible Lender Trustee is an eligible
                 lender or other qualified holder of loans originated pursuant to the Federal Family Education Loan Program established under the Higher Education Act;

                 (ii) The Interim Eligible Lender Trustee and the Seller are duly organized and existing under the laws of the applicable jurisdiction;

                 (iii) The Interim Eligible Lender Trustee and the Seller have all requisite power and authority to enter into and to perform the terms of these Master Sale Terms and each Sale Agreement; and

                 (iv) The Interim Eligible Lender Trustee and the Seller will not, with respect to any Loan purchased under Sale Agreements executed pursuant to these Master Sale Terms, agree to release any Guarantor from any of its contractual obligations as an insurer of such Loan or agree otherwise to alter, amend or renegotiate any material term or condition under which such Loan is insured, except as required by law or rules and regulations issued pursuant to law, without the express prior written consent of Purchaser.

         (B)     Particular

                 Seller represents and warrants to Purchaser as to the Loans purchased by Purchaser under each Sale Agreement and each Bill of Sale executed pursuant to these Master Sale Terms:

                 (i) The Interim Eligible Lender Trustee for the benefit of the Seller has good title to, and is the sole owner of, the Loans, free and clear of all security interests, liens, charges, claims, offsets, defenses, counterclaims or encumbrances of any nature and no right of rescission, offsets, defenses, or counterclaims have been asserted or threatened with respect to the Loans;

                 (ii) The Loans are Eligible Loans and the description of the Loans set forth in the Sale Agreement and the Loan Transmittal Summary Form is true and correct;

                 (iii) The Interim Eligible Lender Trustee and the Seller are authorized to sell, assign, transfer and repurchased the Loans; and the sale, assignment and transfer of such Loans is or, in the case of a Loan repurchased by the Seller and or the Interim Eligible Lender Trustee, will be made pursuant to and





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                 consistent with the laws and regulations under which the
                 Seller and the Interim Eligible Lender Trustee operate, and will not violate any decree, judgment or order of any court or agency, or conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which the Interim Eligible Lender Trustee or the Seller is a party or by which the Interim Eligible Lender Trustee or Seller or its property is bound, or constitute a default (or an event which could constitute a default with the passage of time or notice or both) thereunder;

                 (iv) The Loans are each in full force and effect in accordance with their terms and are legal, valid and binding obligations of the respective Borrowers thereunder subject to no defenses (except the defense of infancy);

                 (v) Each Loan has been duly made and serviced in accordance with the provisions of the Federal Family Education Loan Program established under the Higher Education Act, and has been duly insured by a Guarantor; such guarantee is in full force and effect and is freely transferable to the Eligible Lender Trustee for the benefit of the Purchaser as an incident to the purchase of each Loan; and all premiums due and payable to such Guarantor shall have been paid in full as of the date of the Bill of Sale;

                 (vi) Any payments on the Loans received by the Interim Eligible Lender Trustee for the benefit of the Seller which have been allocated to reduction of principal and interest on such Loans have been allocated on a simple interest basis; the information with respect to the Loans as of the Cutoff Date as stated on the Loan Transmittal Summary Form is true and correct;

                 (vii) Due diligence and reasonable care have been exercised in the making, administering, servicing and collecting the Loans and, with respect to any Loan for which repayment terms have been established, all disclosures of information required to be made pursuant to the Higher Education Act have been made;

                 (viii) All origination fees authorized to be collected pursuant to Section 438 of the Higher Education Act have been paid to the Secretary;





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                 (ix)     Each Loan has been duly made and serviced in
                 accordance with the provisions of all applicable federal and state laws;

                 (x) No Loan is more than ninety (90) days Delinquent as of the Cutoff Date and no default, breach, violation or event permitting acceleration under the terms of any Loan has arisen; and neither the Seller nor any predecessor holder of any Loan has waived any of the foregoing other than as permitted by the Basic Documents;

                 (xi) It is the intention of Seller, the Interim Eligible Lender Trustee, the Eligible Lender Trustee, and the Purchaser, and the Seller hereby warrants, that the transfer and assignment herein contemplated constitute a valid sale of the Loans from Seller and the Interim Eligible Lender Trustee to the Eligible Lender Trustee for the benefit of Purchaser and that the beneficial interest in and title to such Loans not be part of the Seller's estate in the event of the bankruptcy of the Seller or the appointment of a receiver with respect to Seller;

                 (xii) There is only one original executed copy of the promissory note evidencing each Loan; and

                 (xiii) No Borrower of any Loan as of the Cutoff Date is noted in the related Loan File as being currently involved in a bankruptcy proceeding.

(C) The Eligible Lender Trustee and the Purchaser represent and warrant that as of the date of each Sale Agreement and each Bill of Sale:

                 (i) The Eligible Lender Trustee is a national banking association duly organized and validly existing in good standing under the laws of the United States and having an office located within the state of Delaware; and it has all requisite corporate power and authority to execute, deliver and perform its obligations under this Sale Agreement;

                 (ii) The Eligible Lender Trustee has taken all corporate action necessary to authorize the execution and delivery by it of these Master Sale Terms and each Sale Agreement, and these Master Sale Terms and each Sale Agreement have been and will be executed and delivered by one of its officers who is duly authorized to execute and deliver the Sale Agreement on its behalf;

                 (iii) Neither the execution nor the delivery by it of these Master Sale Terms and each Sale Agreement, nor the





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         consummation by it of the transactions contemplated hereby or thereby nor compliance by it with any of the terms or provisions hereof or thereof will contravene any Federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Eligible Lender Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound; and

                 (iv) The Eligible Lender Trustee is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act, for purposes of holding legal title to the Trust Student Loans as contemplated by these Master Sale Terms and each Sale Agreement and the other Basic Documents, it has a lender identification number with respect to the Trust Student Loans from the Department and has in effect a Guarantee Agreement with each of the Guarantors with respect to the Trust Student Loans.

SECTION 6.  PURCHASE OF TRUST STUDENT LOANS; REIMBURSEMENT

         Each party to this Agreement shall give notice to the other such parties and to the Servicer, the Administrator and Sallie Mae promptly, in writing, upon the discovery of any breach of Seller's representations and warranties made pursuant to Section 5 hereof which has a materially adverse effect on the interest of the Purchaser in any Trust Student Loan. In the event of such a material breach which is not curable by reinstatement of the applicable Guarantor's guarantee of such Trust Student Loan, Seller shall repurchase any affected Trust Student Loan not later than 120 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan. In the event of such a material breach which is curable by reinstatement of the applicable Guarantor's guarantee of such Trust Student Loan, unless the material breach shall have been cured within 360 days following the earlier of the date of discovery of such material breach and the date of receipt of the Guarantor reject transmittal form with respect to such Trust Student Loan, the Seller shall purchase such Trust Student Loan not later than the sixtieth day following the end of such 360-day period. The Seller shall also remit as provided in Section 2.6 of the Administration Agreement on the date of purchase of any Trust Student Loan pursuant to this Section 6 an amount equal to all nonguaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to such Trust Student Loan. In consideration of the purchase of any such Trust Student Loan pursuant to this Section 6, the Seller shall remit the Purchase Amount in the manner specified in Section 2.6 of the Administration Agreement.





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         In addition, if any breach of Section 5 hereof by the Seller does not trigger such purchase obligation but does result in the refusal by a Guarantor to guarantee all or a portion of the accrued interest (or any obligation of the Purchaser to repay such interest to a Guarantor), or the loss (including any obligation of the Purchaser to repay the Department) of Interest Subsidy Payments and Special Allowance Payments, with respect to any Trust Student Loan affected by such breach, then the Seller shall reimburse the Purchaser by remitting an amount equal to the sum of all such nonguaranteed interest amounts and such forfeited Interest Subsidy Payments or Special Allowance Payments in the manner specified in Section 2.6 of the Administration Agreement not later than (i) the last day of the next Collection Period ending not less than 60 days from the date of the Guarantor's refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments, or (ii) in the case where the Seller reasonably believes such losses are likely to be collected, not later than the last day of the next Collection Period ending not less than 360 days from the date of the Guarantor's refusal to guarantee all or a portion of accrued interest or loss of Interest Subsidy Payments or Special Allowance Payments. At the time such payment is made, the Seller shall not be required to reimburse the Purchaser for interest that is then capitalized, however, such amounts shall be reimbursed if the borrower subsequently defaults and such capitalized interest is not paid by the Guarantor.

         Anything in this Section 6 to the contrary notwithstanding, if as of the last Business Day of any month the aggregate outstanding principal amount of Trust Student Loans with respect to which claims have been filed with and rejected by a Guarantor or with respect to which the Servicer determines that claims cannot be filed pursuant to the Higher Education Act as a result of a breach by the Seller or the Servicer, exceeds 1% of the Pool Balance, the Seller or the Servicer shall purchase, within 30 days of a written request of the Eligible Lender Trustee or the Indenture Trustee, such affected Trust Student Loans in an aggregate principal amount such that after such purchase the aggregate principal amount of such affected Trust Student Loans is less than 1% of the Pool Balance. The Trust Student Loans to be purchased by the Seller or the Servicer pursuant to the preceding sentence shall be based on the date of claim rejection (or the date of notice referred to in the first sentence of this Section 6), with Trust Student Loans with the earliest such date to be purchased first.

         In lieu of repurchasing Trust Student Loans pursuant to this Section 6, the Seller may, at its option, substitute Eligible Loans or arrange for the substitution of Eligible Loans which are substantially similar on an aggregate basis as of the date of substitution to the Trust Student Loans for which they





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are being substituted with respect to the following characteristics:

                 (1) status (i.e., in-school, grace, deferment, forbearance or repayment),

                 (2) program type (i.e., Unsubsidized Stafford, Subsidized Stafford, PLUS or SLS),

                 (3)      school type,

                 (4)      total return,

                 (5)      principal balance, and

                 (6)      remaining term to maturity.

         In addition, each substituted Eligible Loan will comply, as of the date of substitution, with all of the representations and warranties made hereunder. In choosing Eligible Loans to be substituted pursuant to this
Section 6, the Seller shall make a reasonable determination that the Eligible Loans to be substituted will not have a material adverse effect on the Noteholders and the Certificateholders.

         In the event that Seller elects to substitute Eligible Loans pursuant to this Section 6, the Seller will remit to the Administrator the amount of any shortfall between the Purchase Amount of the substituted Eligible Loans and the Purchase Amount of the Trust Student Loans for which they are being substituted. The Seller shall also remit to the Administrator an amount equal to all nonguaranteed interest amounts and forfeited Interest Subsidy Payments and Special Allowance Payments with respect to the Trust Student Loans in the manner provided in Section 2.6 of the Administration Agreement. The sole remedy of the Purchaser, the Eligible Lender Trustee, the Certificateholders and the Noteholders with respect to a breach by the Seller pursuant to Section 5 hereof shall be to require the Seller to purchase Trust Student Loans, to reimburse the Purchaser as provided above or to substitute Student Loans pursuant to this Section. The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Trust Student Loan or the reimbursement for any interest penalty pursuant to this Section 6.

SECTION 7.  OBLIGATION TO REMIT SUBSEQUENT PAYMENTS AND FORWARD COMMUNICATIONS

         (A) Any payment received by Seller with respect to amounts accrued after the Date of the Bill of Sale for any Loan sold to Purchaser, which payment is not reflected in the

         Loan Transmittal Summary Form, shall be received by Seller in trust for the account of Purchaser and the Seller hereby disclaims any title to or interest in any such amounts. Within two (2) business days following the date of receipt, Seller shall remit to Purchaser an amount equal to any such payments along with a listing on a form provided by Purchaser identifying the Loans with respect to which such payments were made, the amount of each such payment and the date each such payment was received.

         (B) Any written communication received at any time by Seller with respect to any Loan subject to any Sale Agreement shall be transmitted by Seller to Servicer within two (2) business days of receipt. Such communications shall include, but not be limited to, letters, notices of death or disability, notices of bankruptcy, forms requesting deferment of repayment or loan cancellation, and like documents.

SECTION 8.  CONTINUING OBLIGATION OF SELLER

         Seller shall provide all reasonable assistance necessary for Purchaser to resolve account problems raised by any Borrower, the Guarantor or the Secretary provided such account problems are attributable to or are alleged to be attributable to (a) an event occurring during the period Seller owned the Loan, or (b) a payment made or alleged to have been made to Seller. Further, the Seller agrees to execute any financing statements at the request of the Purchaser in order to reflect the Purchaser's interest in the Loans.

SECTION 9.  LIABILITY OF SELLER; INDEMNITIES

      The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Sale Agreement.

         (i) The Seller shall indemnify, defend and hold harmless the Purchaser and the Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Basic Documents (except any such income taxes arising out of fees paid to the Eligible Lender Trustee), including any sales, gross receipts, general corporation, tangible and intangible personal property, privilege or license taxes and costs and expenses in defending against the same.

         (ii) The Seller shall indemnify, defend and hold harmless the Purchaser and the Eligible Lender Trustee in its individual capacity and their officers, directors, employees and agents of the Purchaser and the Eligible Lender Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or imposed upon such Person through, the Seller's willful misfeasance, bad faith or gross negligence in the performance of its duties under the Sale Agreement, or by reason of reckless disregard of its obligations and duties under the Sale Agreement.

         (iii) The Seller shall be liable as primary obligor for, and shall indemnify, defend and hold harmless the Eligible Lender Trustee in its individual capacity and its officers, directors, employees and agents from and against, all costs, expenses, losses, claims, damages, obligations and liabilities arising out of, incurred in connection with or relating to the Sale Agreement, the other Basic Documents, the acceptance or performance of the trusts and duties set forth herein and in the Sale Agreement or the action or the inaction of the Eligible Lender Trustee hereunder, except to the extent that such cost, expense, loss, claim, damage, obligation or liability: (a) shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Eligible Lender Trustee, (b) shall arise from any breach by the Eligible Lender Trustee of its covenants in its individual capacity under any of the Basic Documents; or (c) shall arise from the breach by the Eligible Lender Trustee of any of its representations or warranties in its individual capacity set forth in these Master Sale Terms or any Sale Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this paragraph, the Eligible Lender Trustee's choice of legal counsel shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld.

         Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee and the termination of these Master Sale Terms and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or for the benefit of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

SECTION 10.  MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE
               OBLIGATIONS OF SELLER

         Any Person (a) into which the Seller may be merged or consolidated,
(b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may suc-ceed to the properties and assets of the Seller substantially as a whole, shall be the successor to the Seller without the execution or filing of any document or any further act by any of the parties to these Master Sale Terms; provided, however, that the Seller hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Person, if other than the Seller, executes an agreement of assumption to perform every obligation of the Seller under these Master Sale Terms, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5 herein shall have been breached, (iii) the surviving Person, if other than the Seller, shall have delivered to the Eligible Lender Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in these Master Sale Terms relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) if the Seller is not the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to the Purchaser, the Noteholders or the Certificateholders and
(v) if the Seller is not the surviving entity, the Seller shall have delivered to the Eligible Lender Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Purchaser and the Eligible Lender Trustee, respectively, in the Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

SECTION 11.  LIMITATION ON LIABILITY OF SELLER AND OTHERS

         The Seller and any director or officer or employee or agent thereof may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder (provided that such reliance shall not limit in any way the Seller's obligations under Section 5 herein). The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under these Master Sale Terms or any Sale Agreement, and that in its opinion may involve it in any expense or liability. Except as provided herein, the repurchase (or substitution) and reimbursement obligations of Seller will constitute the sole remedy available to Purchaser for uncured breaches; provided, however, that the information with respect to the Loans listed on the Bill of Sale may be adjusted in the ordinary course of business subsequent to the date of the Bill of Sale and to the extent that the aggregate Principal Balance listed on the Bill of Sale is less than the aggregate Principal Balance stated on the Bill of Sale, Seller shall remit such amount to the Eligible Lender Trustee for the benefit of the Purchaser. Such reconciliation payment shall be made from time to time but no less frequently than semi-annually.

SECTION 12.  LIMITATION OF LIABILITY OF ELIGIBLE LENDER TRUSTEE

          Notwithstanding anything contained herein to the contrary, these Master Sale Terms and any Sale Agreement have been signed by Chase Manhattan Bank USA, National Association not in its individual capacity but solely in its capacity as Eligible Lender Trustee for the Purchaser and the Interim Eligible Lender Trustee for the Seller, as the case may be, and in no event shall Chase Manhattan Bank USA, National Association in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of the Eligible Lender Trustee, the Interim Eligible Lender Trustee, the Purchaser or of the Seller, respectively, under these Master Sale Terms or any Sale Agreement or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Purchaser or the Seller, as the case may be.

SECTION 13.  EXPENSES

         Except as otherwise provided herein, each party to these Master Sale Terms or any Sale Agreement shall pay its own expense incurred in connection with the preparation, execution and delivery of these Master Sale Terms or any Sale Agreement and the transactions contemplated herein or therein.

SECTION 14.  SURVIVAL OF COVENANTS/SUPERSESSION

         All covenants, agreements, representations and warranties made herein and in or pursuant to any Sale Agreements executed pursuant to these Master Sale Terms shall survive the consummation of the purchase of the Loans provided for in each Sale Agreement. All covenants, agreements, representations and warranties made or furnished pursuant hereto by or for the benefit of Seller shall bind and inure to the benefit of any successors or assigns of Purchaser and shall survive with respect to each Loan. Each Sale Agreement supersedes all previous agreements and understandings between Purchaser and Seller with respect to the subject matter thereof. A Sale Agreement may be changed, modified or discharged, and any rights or obligations hereunder may be waived, only by a written instrument signed by a duly authorized officer of the party against whom enforcement of any such waiver, change, modification or discharge is sought. The waiver by Purchaser of any covenant, agreement, representation or warranty required to be made or furnished by Seller or the waiver by Purchaser of any provision herein contained or contained in any Sale Agreement shall not be deemed to be a waiver of any breach of any other covenant, agreement, representation, warranty or provision herein contained or contained in any Sale Agreement, nor shall any waiver or any custom or practice which may evolve between the parties in the administration of the terms hereof or of any Sale Agreement, be construed to lessen the right of Purchaser to insist upon the performance by Seller in strict accordance with said terms.

SECTION 15.  COMMUNICATION AND NOTICE REQUIREMENTS

         All communications, notices and approvals provided for hereunder shall be in writing and mailed or delivered to Seller or Purchaser, as the case may be, addressed as set forth in the Sale Agreement or at such other address as either party may hereafter designate by notice to the other party. Notice given in any such communication, mailed to Seller or Purchaser by appropriately addressed registered mail, shall be deemed to have been given on the day following the date of such mailing.

SECTION 16.  FORM OF INSTRUMENTS

         All instruments and documents delivered in connection with these Master Sale Terms and any Sale Agreement, and all proceedings to be taken in connection with these Master Sale Terms and any Sale Agreement and the transactions contemplated herein and therein, shall be in a form as set forth in the attachments hereto, and Purchaser shall have received copies of such documents as it or its counsel shall reasonably request in connection therewith. Any instrument or document which is substantially in the same form as an Attachment hereto or a recital herein will be deemed to be satisfactory as to form.

SECTION 17.  AMENDMENT

         These Master Sale Terms and any Sale Agreement may be amended by the parties thereto without the consent of the related Noteholders or Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Master Sale Terms and Sale Agreements or of modifying in any manner the rights of such Noteholders or Certificateholders; provided that such action will not, in the opinion of counsel satisfactory to the related Eligible Lender Trustees, materially and adversely affect the interest of any such Noteholder or Certificateholder.

         In addition, these Master Sale Terms and any Sale Agreement may also be amended from time to time by the Seller, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the

Purchaser, with the consent of the Noteholders of Notes evidencing a majority of the Outstanding Amount of the Notes and the consent of the Certificateholders of Certificates evidencing a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of these Master Sale Terms or any Sale Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the time of, collections of payments with respect to Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance of Certificates, the Noteholders or the Certificateholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders and Certificateholders.

         Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to the Indenture Trustee, each Certificateholder, and each of the Rating Agencies.

         It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

         Prior to the execution of any amendment to these Master Sale Terms, the Eligible Lender Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that execution of such amendment is authorized or permitted by this Sale Agreement and the Opinion of Counsel referred to in
Section 7.1 I((i) of the Administration Agreement. The Eligible Lender Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's own rights, duties or immunities under this Agreement or otherwise.

SECTION 18.  NONPETITION COVENANTS

         Notwithstanding any prior termination of these Master Sale Terms, Seller and the Interim Eligible Lender Trustee shall not acquiesce, petition or otherwise invoke or cause Purchaser to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Purchaser under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Purchaser or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser.

         Notwithstanding any prior termination of these Master Sale Terms, the Eligible Lender Trustee and the Purchaser shall not acquiesce, petition or otherwise invoke or cause Seller to invoke the process of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser.

SECTION 19.  ASSIGNMENT

         Seller and the Interim Eligible Lender Trustee each hereby assigns its entire right, title and interest as purchaser and as the Interim Eligible Lender Trustee under the Purchase Agreement Master Securitization Terms Number 1000 and any Purchase Agreement thereunder to Purchaser as of the date hereof and acknowledges that the Purchaser and the Eligible Lender Trustee on behalf of the Purchaser will assign the same, together with the right, title and interest of the Purchaser and the Eligible Lender Trustee hereunder, to the Indenture Trustee under the Indenture.

SECTION 20.  GOVERNING LAW

         These Master Sale Terms and any Sale Agreements shall be governed by and construed in accordance with the laws of the State of New York.

SLM STUDENT LOAN TRUST 1996-4              SLM FUNDING CORPORATION
(Purchaser)                                (Seller)
by Chase Manhattan Bank USA,
National Association
not in its individual capacity
but solely as Eligible Lender              By:  /s/  Mark G. Overend
                                                -------------------------------
Trustee
                                           Name:  Mark G. Overend
                                                  -----------------------------

By:  /s/  John W. Mack                     Title:  Treasurer and Controller
     -----------------------------                 --------------------------

Name:  John W. Mack
       ---------------------------

Title:  Second Vice President
        --------------------------



CHASE MANHATTAN BANK USA,                  CHASE MANHATTAN BANK USA,
NATIONAL ASSOCIATION                       NATIONAL ASSOCIATION
(Not in its individual                     (Not in its individual capacity
capacity but solely as                     but solely as Interim Eligible
Eligible Lender Trustee)                   Lender Trustee)



By:  /s/  John W. Mack                     By:  /s/  John W. Mack
     -----------------------------              -----------------------------

Name:  John W. Mack                        Name:  John W. Mack
       ---------------------------                ---------------------------

Title:  Second Vice President              Title:  Second Vice President
        --------------------------                 --------------------------

                                  ATTACHMENT A

                                 SALE AGREEMENT
                          DATED AS OF OCTOBER 3, 1996
                           SALE AGREEMENT NUMBER  1

         Each of the Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee (the "Interim Eligible Lender Trustee") for the benefit of SLM Funding Corporation (the "Seller") and the Seller hereby offer for sale to the Eligible Lender Trustee on behalf of SLM Student Loan Trust 1996-4 ("Purchaser") the entire right, title and interest of the Seller and the Interim Eligible Lender Trustee in the Loans described in the Bill of Sale and Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Eligible Lender Trustee on behalf of the Purchaser accepts the Seller's and the Interim Eligible Lender Trustee's offer. In order to qualify as Eligible Loans, no payment of principal or interest shall be more than ninety (90) days Delinquent as of the Cutoff Date which date shall be September 2, 1996.

                        TERMS, CONDITIONS AND COVENANTS

         In consideration of the Purchase Price, each of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller hereby sells to the Eligible Lender Trustee for the benefit of the Purchaser the entire right, title and interest of the Seller and the Interim Eligible Lender Trustee in the Loans accepted for purchase, subject to all the terms and conditions of the Sale Agreement Master Securitization Terms Number 1000 ("Master Sale Terms") and amendments, each incorporated herein by reference, among Seller, Interim Eligible Lender Trustee, Purchaser, and the Eligible Lender Trustee. The Initial Payment of the Loans shall equal $1,497,460,610.44 (equal to $1,501,238,568.44 (representing the offering price of the Securities less underwriters' commissions) less $3,752,958 (representing the Reserve Account Initial Deposit) less $25,000 (representing the initial deposit into the Collection Account).

         This document shall constitute a Sale Agreement as referred to in the Master Sale Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Sale Terms. All references in the Master Sale Terms to Loans or Eligible Loans shall be deemed to refer to the Loans governed by this Sale Agreement. Seller hereby makes, as of the date hereof, all the representations and warranties contained in the Master Sale Terms and makes such representations and warranties with respect to the Loans governed by this Sale Agreement.

         Each of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller authorizes the Eligible Lender Trustee for the benefit of the Purchaser to use a copy of the Bill of Sale, including the Loan Transmittal Summary Form attached to the Bill of Sale (in lieu of OE Form
   1074) as official notification to the applicable Guarantors of assignment to the Eligible Lender Trustee for the benefit of the Purchaser of the Loans on the date of purchase.

        The parties hereto intend that the transfer of Loans described in the Bill of Sale and Loan Transmittal Summary Form be, and be construed as, a valid sale of such Loans. However, in the event that notwithstanding the intentions of the parties, such transfer is deemed to be a transfer for security, then each of the Interim Eligible lender Trustee and the Seller hereby grants to the Eligible Lender Trustee on behalf of the Purchaser a first priority security interest in and to all Loans described in the Bill of Sale and Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Loans.


SLM FUNDING CORPORATION                   SLM STUDENT LOAN TRUST 1996-4
-----------------------                   -----------------------------
(Seller)                                  (Purchaser)
                                          by Chase Manhattan Bank USA,
                                          National Association
                                          not in its individual capacity but
By:  /s/  Mark G. Overend                 solely as Eligible Lender Trustee
     -----------------------------

Name:  Mark G. Overend
       ---------------------------

Title: Treasurer and Controller           By:  /s/  John W. Mack
       ---------------------------              -----------------------------

                                          Name:  John W. Mack
                                                 ---------------------------

                                          Title:  Second Vice President
                                                  --------------------------


CHASE MANHATTAN BANK USA,                 CHASE MANHATTAN BANK USA,
-------------------------                 -------------------------
NATIONAL ASSOCIATION                      NATIONAL ASSOCIATION
--------------------                      --------------------
(not in its individual                    (not in its individual
capacity but solely as Interim            capacity but solely as Eligible
Eligible Lender Trustee)                  Lender Trustee)


By:  /s/  John W. Mack                    By:  /s/  John W. Mack
     -----------------------------             -----------------------------

Name:  John W. Mack                       Name:  John W. Mack
       ---------------------------               ---------------------------

Title:  Second Vice President             Title:  Second Vice President
        --------------------------                --------------------------

                            SALE AGREEMENT NUMBER  1

                   BLANKET ENDORSEMENT DATED OCTOBER 3, 1996

            SLM Funding Corporation ("Seller") and Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee for the benefit of the Seller, by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes ("the Notes") described in the Bill of Sale executed by the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller in favor of Chase Manhattan Bank USA, National Association as Eligible Lender Trustee on behalf of SLM Student Loan Trust 1996-4 (the "Purchaser"). This endorsement is in blank, unrestricted form and without recourse except as provided in
   Section 6 of the Master Sale Terms referred to in the Sale Agreement among Seller, Purchaser, Interim Eligible Lender Trustee, and the Eligible Lender Trustee which covers this promissory note.

            This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

            Notwithstanding the foregoing, the Interim Eligible Lender Trustee for the benefit of the Seller agrees to individually endorse each Note in the form provided by Purchaser as Purchaser may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

   THE SALE AND PURCHASE OF THE LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THE BLANKET ENDORSEMENT, AS SET FORTH IN THE SALE AGREEMENT MASTER LOAN SECURITIZATION TERMS 1000. BY EXECUTION HEREOF, THE SELLER ACKNOWLEDGES THAT THE SELLER HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE SALE AGREEMENT (" SALE AGREEMENT"). THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON PURCHASER'S PAYMENT TO SELLER OF THE INITIAL PAYMENT AS DEFINED IN THE MASTER SALE TERMS AND, UNLESS OTHERWISE AGREED BY SELLER AND PURCHASER, SHALL BE EFFECTIVE AS OF THE DATE OF THE BILL OF SALE.



                                                                    ===================================

SELLER                                                               PURCHASER
==========================================                          ===================================
Chase Manhattan Bank USA, National                                   Chase Manhattan Bank USA,
Association not in its individual                                    National Association
capacity but solely in its individual                                not in its individual capacity
capacity but solely as Interim Eligible                              but solely as Eligible Lender
Lender Trustee for the Benefit of SLM                                Trustee on behalf of SLM
Funding Corporation                                                  Student Loan Trust 1996-4

Lender Code: 833 253
                                                                     By:  /s/  John W/ Mack
By:  /s/  John W. Mack                                                    --------------------------
     ------------------------------------                                 (Signature of Authorized
     (Signature of Authorized                                               Signatory for Purchaser)
      Officer)
                                                                     Name:  John W. Mack
Name:  John W. Mack                                                         ------------------------
       ----------------------------------
                                                                     Title:  Second Vice President
Title:  Second Vice President                                                -----------------------
        ---------------------------------
                                                                     Date of Purchase: Oct. 3, 1996

                                                                    =====================================

   ------------------------------------------------------------------------
       NOTE:  Boxed areas on this form are to be completed by Purchaser.
   ------------------------------------------------------------------------

                                  ATTACHMENT B
                       BILL OF SALE DATED OCTOBER 3, 1996

            The undersigned SLM Funding Corporation ("Seller") and Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee for the benefit of the Seller under the Interim Trustee Agreement dated as of October 1, 1996 ("Interim Eligible Lender Trustee"), for value received and pursuant to the terms and conditions of Sale Agreement Number 1 ("Sale Agreement") among Seller, the Interim Eligible Lender Trustee, SLM Student Loan Trust 1996-4 ("Purchaser") and Chase Manhattan Bank USA, National Association as the Eligible Lender Trustee, do hereby sell, assign and convey to the Eligible Lender Trustee on behalf of Purchaser and its assignees all right, title and interest of Seller and the Interim Eligible Lender Trustee, including the insurance interest of Seller and the Interim Eligible Lender Trustee under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), in the Loans identified herein which the Eligible Lender Trustee on behalf of Purchaser has accepted for purchase. The portfolio accepted for purchase by the Eligible Lender Trustee on behalf of Purchaser and the effective date of sale and purchase are described below and the individual Accounts are listed on the Schedule A attached hereto.

            Seller hereby makes the representations and warranties set forth in Section 5 of the Sale Agreement Master Securitization Terms Number
   1000 incorporated by reference in the Sale Agreement. Seller and the Interim Eligible Lender Trustee authorize the Eligible Lender Trustee on behalf of Purchaser to use a copy of this document (in lieu of OE Form
   1074) as official notification to the Guarantor(s) of assignment to the Eligible Lender Trustee on behalf of Purchaser of the Loans on the date of purchase.

                                               LISTING OF LOANS

                             OFFERED BY                                     ACCEPTED BY ELIGIBLE
                             seller                                         LENDER TRUSTEE

                             NUMBER OF                 PRINCIPAL            NUMBER OF        PRINCIPAL
   LOAN TYPE                 LOANS*                    BALANCE**            LOANS*           BALANCE**
   ---------------------------------------------------------------------------------------------------
   SUBSIDIZED STAFFORD
   ---------- --------
   Interim                   162,909                   506,927,961          162,909          506,927,961
   Repayment                 310,787                   566,983,758          310,787          566,983,758

   UNSUBSIDIZED STAFFORD
   ---------------------
   Deferred                   61,021                   211,590,806           61,021          211,590,806
   Repayment                  10,796                    29,912,376           10,796           29,912,376

   PLUS/SLS
   --------
   Deferred                    7,166                    33,129,561            7,166           33,129,561
   Non-Deferred               55,749                   152,638,821           55,749          152,638,821

   CONSOLI-
   --------
   DATION                         0                              0                0                    0
   ------

   TOTAL                     608,428                 1,501,183,283          608,428        1,501,183,283
                             =======                 =============          =======        =============

   ADDITIONAL LOAN CRITERIA

   Not in claims status, not previously rejected
   Not in litigation
   Last disbursement is greater than 120 days from cutoff date

   Loan is not swap-pending

GUARANTOR(S):

American Student Assistance Guarantor
Arizona Education Loan Program
California Student Aid Commission
Connecticut Student Loan Foundation
Educational Credit Management Corporation
Florida Office of Student Financial Assistance
Great Lakes Higher Education Corporation
Illinois Student Assistance Commission
Iowa College Aid Commission
Michigan Higher Education Assistance Authority
Missouri Coordinating Board for Higher Education
New Jersey Higher Education Assistance Authority
N.Y. State Higher Education Services Corporation
Northstar Guarantee Inc.
Northwest Education Loan Association
Oklahoma State Regents for Higher Education
Oregon State Scholarship Commission
Pennsylvania Higher Education Assistance Agency
Tennessee Student Assistance Corporation
Texas Guaranteed Student Loan Corporation
United Student Aid Funds, Inc.

*Based upon Seller's estimated calculations, which may be adjusted upward or downward based upon Purchaser's reconciliation.
**Includes interest to be capitalized.



SELLER                                                              ===================================
==================================
                                                                    PURCHASER
Chase Manhattan Bank USA, National                                  ===================================
Association not in its                                              Chase Manhattan Bank USA,
individual capacity but solely as                                   National Association
Interim Eligible Lender Trustee on                                  not in its individual capacity
behalf of SLM Funding Corporation                                   but solely as Eligible Lender
                                                                    Trustee on behalf of SLM
Lender Code:                                                        Student Loan Trust 1996-4
             --------------

By:  /s/  John W. Mack                                              By:  /s/  John W. Mack
     --------------------------------                                    --------------------------
   (Signature of Authorized Officer)                                      (Signature of Authorized
                                                                           Signatory for Purchaser)

Name:  John W. Mack                                                 Name:  John W. Mack
       ------------------------------                                      ------------------------

Title:  Second Vice President                                       Title:  Second Vice President
        -----------------------------                                       ---------------------

                                                                    Date of Purchase:
                                                                                      -------------
SLM FUNDING CORPORATION
                                                                    ====================================


By:  /s/  Mark G. Overend
     --------------------------------
 (Signature of Authorized Officer)

Name:  Mark G. Overend
       ---------------------------------------

Title:  Second Vice President
        ---------------------------------------

   ============================================================
      NOTE:  Boxed areas are for completion by Purchaser
   ============================================================

                             OFFICER'S CERTIFICATE



            I, ______________________________, of ________________________ (the
   "Seller"), hereby certify to SLM Student Loan Trust 1996-4 that:

            1. The person(s) named below are at the date hereof the duly elected, qualified and acting officers of the Seller holding the offices indicated and the signature following each name is the genuine signature of the person named:


         TITLE                                      NAME                                 SIGNATURE
         -----                                      ----                                 ---------
 ----------------------                     ----------------------                 ----------------------

 ----------------------                     ----------------------                 ----------------------

 ----------------------                     ----------------------                 ----------------------

 ----------------------                     ----------------------                 ----------------------



            2. Any of the above-named person(s) is duly authorized to sign agreements providing for the sale of student loans to the SLM Student Loan Trust 1996-4.

            WITNESS my hand this day ___ of _________________, 199__.


                             By:
                                   ------------------------------------------
                                          (Not an officer listed above)

                             Name: ------------------------------------------

                             Title: -----------------------------------------

                                 SALE AGREEMENT

                          DATED AS OF OCTOBER 3, 1996
                           SALE AGREEMENT NUMBER  1

         Each of the Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee (the "Interim Eligible Lender Trustee") for the benefit of SLM Funding Corporation (the "Seller") and the Seller hereby offer for sale to the Eligible Lender Trustee on behalf of SLM Student Loan Trust 1996-4 ("Purchaser") the entire right, title and interest of the Seller and the Interim Eligible Lender Trustee in the Loans described in the Bill of Sale and Loan Transmittal Summary Form incorporated herein and, to the extent indicated below, the Eligible Lender Trustee on behalf of the Purchaser accepts the Seller's and the Interim Eligible Lender Trustee's offer. In order to qualify as Eligible Loans, no payment of principal or interest shall be more than ninety (90) days Delinquent as of the Cutoff Date which date shall be September 2, 1996.

                        TERMS, CONDITIONS AND COVENANTS

         In consideration of the Purchase Price, each of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller hereby sells to the Eligible Lender Trustee for the benefit of the Purchaser the entire right, title and interest of the Seller and the Interim Eligible Lender Trustee in the Loans accepted for purchase, subject to all the terms and conditions of the Sale Agreement Master Securitization Terms Number 1000 ("Master Sale Terms") and amendments, each incorporated herein by reference, among Seller, Interim Eligible Lender Trustee, Purchaser, and the Eligible Lender Trustee. The Initial Payment of the Loans shall equal $1,497,460,610.44 (equal to $1,501,238,568.44 (representing the offering price of the Securities less underwriters' commissions) less $3,752,958 (representing the Reserve Account Initial Deposit) less $25,000 (representing the initial deposit into the Collection Account).

         This document shall constitute a Sale Agreement as referred to in the Master Sale Terms and, except as modified herein, each term used herein shall have the same meaning as in the Master Sale Terms. All references in the Master Sale Terms to Loans or Eligible Loans shall be deemed to refer to the Loans governed by this Sale Agreement. Seller hereby makes, as of the date hereof, all the representations and warranties contained in the Master Sale Terms and makes such representations and warranties with respect to the Loans governed by this Sale Agreement.

         Each of the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller authorizes the Eligible Lender Trustee for the benefit of the Purchaser to use a copy of the Bill of Sale, including the Loan Transmittal Summary Form attached to the Bill of Sale (in lieu of OE Form
   1074) as official notification to the applicable Guarantors of assignment to the Eligible Lender Trustee for the benefit of the Purchaser of the Loans on the date of purchase.

        The parties hereto intend that the transfer of Loans described in the Bill of Sale and Loan Transmittal Summary Form be, and be construed as, a valid sale of such Loans. However, in the event that notwithstanding the intentions of the parties, such transfer is deemed to be a transfer for security, then each of the Interim Eligible lender Trustee and the Seller hereby grants to the Eligible Lender Trustee on behalf of the Purchaser a first priority security interest in and to all Loans described in the Bill of Sale and Loan Transmittal Summary Form to secure a loan in an amount equal to the Purchase Price of such Loans.


SLM FUNDING CORPORATION                   SLM STUDENT LOAN TRUST 1996-4
-----------------------                   -----------------------------
(Seller)                                  (Purchaser)
                                          by Chase Manhattan Bank USA,
                                          National Association
                                          not in its individual capacity but
By:  /s/  Mark G. Overend                 solely as Eligible Lender Trustee
     -----------------------------

Name:  Mark G. Overend
       ---------------------------

Title: Treasurer and Controller           By:  /s/  John W. Mack
       ---------------------------              -----------------------------

                                          Name:  John W. Mack
                                                 ---------------------------

                                          Title:  Second Vice President
                                                  --------------------------


CHASE MANHATTAN BANK USA,                 CHASE MANHATTAN BANK USA,
-------------------------                 -------------------------
NATIONAL ASSOCIATION                      NATIONAL ASSOCIATION
--------------------                      --------------------
(not in its individual                    (not in its individual
capacity but solely as Interim            capacity but solely as Eligible
Eligible Lender Trustee)                  Lender Trustee)


By:  /s/  John W. Mack                    By:  /s/  John W. Mack
     -----------------------------             -----------------------------

Name:  John W. Mack                       Name:  John W. Mack
       ---------------------------               ---------------------------

Title:  Second Vice President             Title:  Second Vice President
        --------------------------                --------------------------

                            SALE AGREEMENT NUMBER  1

                   BLANKET ENDORSEMENT DATED OCTOBER 3, 1996

            SLM Funding Corporation ("Seller") and Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee for the benefit of the Seller, by execution of this instrument, hereby endorses the attached promissory note which is one (1) of the promissory notes ("the Notes") described in the Bill of Sale executed by the Seller and the Interim Eligible Lender Trustee for the benefit of the Seller in favor of Chase Manhattan Bank USA, National Association as Eligible Lender Trustee on behalf of SLM Student Loan Trust 1996-4 (the "Purchaser"). This endorsement is in blank, unrestricted form and without recourse except as provided in
   Section 6 of the Master Sale Terms referred to in the Sale Agreement among Seller, Purchaser, Interim Eligible Lender Trustee, and the Eligible Lender Trustee which covers this promissory note.

            This endorsement may be effected by attaching either this instrument or a facsimile hereof to each or any of the Notes.

            Notwithstanding the foregoing, the Interim Eligible Lender Trustee for the benefit of the Seller agrees to individually endorse each Note in the form provided by Purchaser as Purchaser may from time to time require or if such individual endorsement is required by the Guarantor of the Note.

   THE SALE AND PURCHASE OF THE LOANS SHALL BE SUBJECT TO THE TERMS, CONDITIONS AND COVENANTS, INCLUDING THE BLANKET ENDORSEMENT, AS SET FORTH IN THE SALE AGREEMENT MASTER LOAN SECURITIZATION TERMS 1000. BY EXECUTION HEREOF, THE SELLER ACKNOWLEDGES THAT THE SELLER HAS READ, UNDERSTANDS AND AGREES TO BE BOUND BY ALL TERMS, CONDITIONS AND COVENANTS OF THE SALE AGREEMENT (" SALE AGREEMENT"). THE SALE AND PURCHASE SHALL BE CONSUMMATED UPON PURCHASER'S PAYMENT TO SELLER OF THE INITIAL PAYMENT AS DEFINED IN THE MASTER SALE TERMS AND, UNLESS OTHERWISE AGREED BY SELLER AND PURCHASER, SHALL BE EFFECTIVE AS OF THE DATE OF THE BILL OF SALE.



                                                                    ===================================

SELLER                                                               PURCHASER
==========================================                          ===================================
Chase Manhattan Bank USA, National                                   Chase Manhattan Bank USA,
Association not in its individual                                    National Association
capacity but solely in its individual                                not in its individual capacity
capacity but solely as Interim Eligible                              but solely as Eligible Lender
Lender Trustee for the Benefit of SLM                                Trustee on behalf of SLM
Funding Corporation                                                  Student Loan Trust 1996-4

Lender Code: 833 253
                                                                     By:  /s/  John W/ Mack
By:  /s/  John W. Mack                                                    --------------------------
     ------------------------------------                                 (Signature of Authorized
     (Signature of Authorized                                               Signatory for Purchaser)
      Officer)
                                                                     Name:  John W. Mack
Name:  John W. Mack                                                         ------------------------
       ----------------------------------
                                                                     Title:  Second Vice President
Title:  Second Vice President                                                -----------------------
        ---------------------------------
                                                                     Date of Purchase: Oct. 3, 1996

                                                                    =====================================

   ------------------------------------------------------------------------
       NOTE:  Boxed areas on this form are to be completed by Purchaser.
   ------------------------------------------------------------------------

                       BILL OF SALE DATED OCTOBER 3, 1996

            The undersigned SLM Funding Corporation ("Seller") and Chase Manhattan Bank USA, National Association as Interim Eligible Lender Trustee for the benefit of the Seller under the Interim Trustee Agreement dated as of October 1, 1996 ("Interim Eligible Lender Trustee"), for value received and pursuant to the terms and conditions of Sale Agreement Number 1 ("Sale Agreement") among Seller, the Interim Eligible Lender Trustee, SLM Student Loan Trust 1996-4 ("Purchaser") and Chase Manhattan Bank USA, National Association as the Eligible Lender Trustee, do hereby sell, assign and convey to the Eligible Lender Trustee on behalf of Purchaser and its assignees all right, title and interest of Seller and the Interim Eligible Lender Trustee, including the insurance interest of Seller and the Interim Eligible Lender Trustee under the Federal Family Education Loan Program (20 U.S.C. 1071 et seq.), in the Loans identified herein which the Eligible Lender Trustee on behalf of Purchaser has accepted for purchase. The portfolio accepted for purchase by the Eligible Lender Trustee on behalf of Purchaser and the effective date of sale and purchase are described below and the individual Accounts are listed on the Schedule A attached hereto.

            Seller hereby makes the representations and warranties set forth in Section 5 of the Sale Agreement Master Securitization Terms Number
   1000 incorporated by reference in the Sale Agreement. Seller and the Interim Eligible Lender Trustee authorize the Eligible Lender Trustee on behalf of Purchaser to use a copy of this document (in lieu of OE Form
   1074) as official notification to the Guarantor(s) of assignment to the Eligible Lender Trustee on behalf of Purchaser of the Loans on the date of purchase.

                                               LISTING OF LOANS

                             OFFERED BY                                     ACCEPTED BY ELIGIBLE
                             seller                                         LENDER TRUSTEE

                             NUMBER OF                 PRINCIPAL            NUMBER OF        PRINCIPAL
   LOAN TYPE                 LOANS*                    BALANCE**            LOANS*           BALANCE**
   ---------------------------------------------------------------------------------------------------
   SUBSIDIZED STAFFORD
   ---------- --------
   Interim                   162,909                   506,927,961          162,909          506,927,961
   Repayment                 310,787                   566,983,758          310,787          566,983,758

   UNSUBSIDIZED STAFFORD
   ---------------------
   Deferred                   61,021                   211,590,806           61,021          211,590,806
   Repayment                  10,796                    29,912,376           10,796           29,912,376

   PLUS/SLS
   --------
   Deferred                    7,166                    33,129,561            7,166           33,129,561
   Non-Deferred               55,749                   152,638,821           55,749          152,638,821

   CONSOLI-
   --------
   DATION                          0                             0                0                    0
   ------

   TOTAL                     608,428                 1,501,183,283          608,428        1,501,183,283
                             =======                 =============          =======        =============

   ADDITIONAL LOAN CRITERIA

   Not in claims status, not previously rejected
   Not in litigation
   Last disbursement is greater than 120 days from cutoff date

   Loan is not swap-pending

GUARANTOR(S):

American Student Assistance Guarantor
Arizona Education Loan Program
California Student Aid Commission
Connecticut Student Loan Foundation
Educational Credit Management Corporation
Florida Office of Student Financial Assistance
Great Lakes Higher Education Corporation
Illinois Student Assistance Commission
Iowa College Aid Commission
Michigan Higher Education Assistance Authority
Missouri Coordinating Board for Higher Education
New Jersey Higher Education Assistance Authority
N.Y. State Higher Education Services Corporation
Northstar Guarantee Inc.
Northwest Education Loan Association
Oklahoma State Regents for Higher Education
Oregon State Scholarship Commission
Pennsylvania Higher Education Assistance Agency
Tennessee Student Assistance Corporation
Texas Guaranteed Student Loan Corporation
United Student Aid Funds, Inc.

*Based upon Seller's estimated calculations, which may be adjusted upward or downward based upon Purchaser's reconciliation.
**Includes interest to be capitalized.



SELLER                                                              ===================================
==================================
                                                                    PURCHASER
Chase Manhattan Bank USA, National                                  ===================================
Association not in its                                              Chase Manhattan Bank USA,
individual capacity but solely as                                   National Association
Interim Eligible Lender Trustee on                                  not in its individual capacity
behalf of SLM Funding Corporation                                   but solely as Eligible Lender
                                                                    Trustee on behalf of SLM
Lender Code:                                                        Student Loan Trust 1996-4
             --------------

By:  /s/  John W. Mack                                              By:  /s/  John W. Mack
     --------------------------------                                    --------------------------
   (Signature of Authorized Officer)                                      (Signature of Authorized
                                                                           Signatory for Purchaser)

Name:  John W. Mack                                                 Name:  John W. Mack
       ------------------------------                                      ------------------------

Title:  Second Vice President                                       Title:  Second Vice President
        -----------------------------                                       ---------------------

                                                                    Date of Purchase:
                                                                                      -------------
SLM FUNDING CORPORATION
                                                                    ====================================


By:  /s/  Mark G. Overend
     --------------------------------
 (Signature of Authorized Officer)

Name:  Mark G. Overend
       ---------------------------------------

Title:  Second Vice President
        ---------------------------------------





                                       2